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                                                                   EXHIBIT 10.50

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into effective as of the 13th day of September, 1999 (the "Effective Date") by and between System Software Associates, Inc., a Delaware corporation (the "Employer"), and Robert R. Carpenter (the "Executive").


                                    RECITALS
                                    --------

     A. The Employer desires that the Executive provide services for the benefit of the Employer and its affiliates and the Executive desires to accept such employment with the Employer.

     B. The Employer and the Executive acknowledge that the Executive will be a member of the senior management team of the Employer and, as such, will participate in creating and implementing the Employer's business plan.

     C. In the course of employment with the Employer, the Executive will have access to certain confidential information that relates to or will relate to the business of the Employer and its affiliates.

     D. The Employer desires that any such information not be disclosed to other parties or otherwise used for unauthorized purposes.

     NOW, THEREFORE, in consideration of the above premises and the following mutual covenants and conditions, the parties agree as follows:

     1. Employment. The Employer shall employ the Executive beginning on the Effective Date. On September 15, 1999, the Employee shall become the Chief Executive Officer. In addition to the foregoing, the Employer covenants and agrees that, as soon as reasonably practicable on or after September 15, 1999, the Executive will be elected as a Director of the Employer and as Chairman of the Board of Directors (the "Board"). The Executive hereby accepts such employment on the following terms and conditions.

     2. Duties. The Executive shall work for the Employer in a full-time capacity. The Executive shall have the duties, responsibilities, powers, and authority customarily associated with the position of Chief Executive Officer and Chairman of the Board, which duties shall include, but not be limited to, responsibility for all field-related activities on a worldwide basis, including all sales, marketing, services and other relationships, as well as responsibility for the overall financial operations of the Employer and selected research and development activities of the Employer. The Executive shall report to, and follow the direction of the Board. In addition to, or in lieu of, the foregoing, the Executive also shall perform such other and unrelated services


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and duties as may be assigned to him from time to time by the Board consistent with his position as Chairman of the Board and Chief Executive Officer. The Executive shall diligently, competently, and faithfully perform all duties, and shall devote his entire business time, energy, attention, and skill to the performance of duties for the Employer or its affiliates and will use his best efforts to promote the interests of the Employer. It shall not be considered a violation of the foregoing for the Executive (i) to serve on corporate, industry, civic, religious, or charitable boards or committees, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Employer in accordance with this Agreement, or (ii) to manage his personal investments or financial affairs.

     3. Executive Loyalty. The Executive shall devote all of his time, attention, knowledge, and skill solely and exclusively to the business and interests of the Employer, and the Employer shall be entitled to all benefits and profits arising from or incident to any and all work, services, and advice of the Executive. The Executive expressly agrees that during the term of this Agreement, he shall not engage, directly or indirectly, as a partner, officer, director, stockholder, advisor, agent, employee, or in any other form or capacity, in any other business similar to that of the Employer. The foregoing notwithstanding, nothing herein contained shall be deemed to prevent the Executive from investing his money in the capital stock or other securities of any corporation whose stock or securities are publicly-owned or are regularly traded on any public exchange, nor shall anything herein contained be deemed to prevent the Executive from investing his money in real estate, or to otherwise manage his personal investments and financial affairs.

     4. Term of Employment. Unless sooner terminated as hereinafter provided, this Agreement shall be entered into for the period commencing on the Effective Date and ending on September 12, 2003.

     5. Compensation.
     --  ------------

          A. Salary. The Employer shall pay the Executive an annual salary of $500,000, payable in substantially equal installments in accordance with the Employer's payroll policy from time to time in effect. The Executive's salary shall be subject to any payroll or other deductions as may be required to be made pursuant to law, government order, or by agreement with, or consent of, the Executive.

          B. Guaranteed Bonus. The Employer shall pay the Executive the sum of $600,000 within fifteen (15) business days of the execution of this Agreement. If the Executive is terminated for "Cause," as defined in Paragraph 7C, or terminates his employment for other than "Good Reason," as defined in Paragraph 7D, the Executive shall return to the Employer an amount equal to $320,000, multiplied by a fraction, with the numerator being equal to six (6) less the number of full calendar months that the Executive has been employed by the Employer, and the denominator being equal to six (6).

          C. Fiscal Year 2000 Bonus. For the fiscal year ending October 31, 2000, the Executive shall participate in a bonus program, which program shall provide the Executive with

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an opportunity to achieve a targeted bonus of up to $1,000,000. The Executive shall be entitled to receive fifty percent (50%) of the targeted bonus of $1,000,000, or $500,000, if the Employer attains a positive Operating Income as reflected in the Employer's audited financial statements for such fiscal year (prepared in accordance with the current accounting practices of the Employer). If the Operating Income of the Employer is at least $1.00 per share based on the number of shares outstanding as of the date of this Agreement without giving effect to the options granted hereunder (Operating Income equal to 12.5 million dollars), the Executive shall receive an additional $500,000, so that, in the aggregate, his fiscal year 2000 bonus shall be $1,000,000. If the Operating Income of the Employer is greater than $0 and less than $1.00 per share, the Executive shall receive a bonus of $5,000 for each $.01 per share (based on the number of shares outstanding as of the date of this Agreement without giving effect to the options granted hereunder) in Operating Income. Any bonus earned hereunder shall be payable on or before December 31, 2000, or, if later, within ten (10) days of the completion of the audited financial statements for fiscal year 2000, but in no event later than January 15, 2001 based on the Employer's year-end unaudited financial statements (if audited financial statements are unavailable at that time). In the event the number of shares of the Employer's common stock outstanding as of the date hereof is increased or decreased, the formula in this Paragraph 5C shall be adjusted proportionately.

          D. Incentive Bonus. For all fiscal years subsequent to the fiscal year ending October 31, 2000, the Executive shall participate in an annual bonus program, which program shall provide the Executive with an opportunity to achieve a targeted annual bonus of up to $500,000. The actual terms and conditions of the annual bonus program shall be established by the Employer, with input from the Executive, shall be memorialized in a written document to be prepared by the Employer and which will be incorporated herein by reference, and will provide for the payment of an annual bonus hereunder if the Employer achieves specified company-wide objectives and if the Executive achieves specified personal management objectives. All such objectives shall be agreed upon by the Executive and the Board prior to the beginning of each fiscal year of the Employer. Any bonus earned hereunder shall be payable no later than sixty
(60) days following the end of the Employer's fiscal year in which the bonus is earned.

          E. Stock Options. Effective on the date hereof, the Employer shall grant the Executive an option to purchase one million (1,000,000) shares of the common stock of the Employer. Fifty thousand (50,000) of such shares shall be granted in accordance with and pursuant to the terms of the Employer's Long-Term Incentive Plan. The grant of such stock option has been memorialized in the Option Agreement attached hereto as Exhibit A. Nine hundred fifty thousand (950,000) of such shares shall be granted in accordance with and pursuant to the terms of the Option Agreements attached hereto as Exhibits B and C.


          F. Other Benefits. During the term of this Agreement, the Employer shall:

               (1) include the Executive in any life insurance (including, but not limited to, a term life insurance policy for the Executive, upon satisfaction of any applicable physical examination, with a death benefit of $3,000,000 and with the beneficiar(ies) to be designated by the Executive), disability insurance (including,

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          but not limited to, a supplemental individual disability policy with monthly disability payments of $10,000 per month), medical, dental or health insurance, vacation of twenty-five (25) days per year, savings, pension and retirement plans and other benefit plans or programs (including, if applicable, any excess benefit or supplemental executive retirement plans) maintained by the Employer for the benefit of its executives; and

               (2) include the Executive in such perquisites as the Employer may establish from time to time that are commensurate with his position and at least comparable to those received by other executives of the Employer.

     6. Expenses. The Employer shall reimburse the Executive for all reasonable and approved business expenses, provided the Executive submits paid receipts or other documentation acceptable to the Employer and as required by the Internal Revenue Service to qualify as ordinary and necessary business expenses under the Internal Revenue Code of 1986, as amended (the "Code").

     7. Termination. Notwithstanding anything in Paragraph 4 of this Agreement to the contrary, the Executive's services shall terminate upon the first to occur of the following events:

          A.  At the end of the term of this Agreement.

          B. Upon the Executive's date of death or the date the Executive is given written notice that he has been determined to be disabled by the Employer. For purposes of this Agreement, the Executive shall be deemed to be disabled if the Executive is absent from his duties with the Employer on a full-time basis for one-hundred eighty (180) consecutive calendar days, due to mental or physical illness. A termination of the Executive's employment by the Employer for disability shall be communicated to the Executive by written notice and shall be effective on the tenth (10th) calendar day after receipt of such notice by the Executive, unless the Executive returns to full-time performance of his duties before such tenth (10th) calendar day.

          C. On the date the Employer provides the Executive with written notice that he is being terminated for "Cause." For purposes of this Agreement, the Executive shall be deemed terminated for Cause if the Employer terminates the Executive after the Executive:

               (1) shall have been indicted (or the equivalent thereof) for any felony including, but not limited to, a felony involving fraud, theft, misappropriation, dishonesty, or embezzlement;

               (2) shall have committed intentional acts of gross misconduct that materially impair the goodwill or business of the Employer or cause material damage to its property, goodwill, or business; or

               (3) shall have willfully refused to, or willfully failed to, perform his material duties hereunder, provided, however, that no termination under this

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          subparagraph (3) shall be effective unless the Executive does not cure such refusal or failure to the Employer's satisfaction as soon as practicable after the Employer gives the Executive written notice identifying such refusal or failure (and, in any event, within thirty
          (30) calendar days after receipt of such written notice).

No act or failure to act on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that his action or omission was in the best interests of the Employer. A termination of the Executive's employment for Cause shall be effected in accordance with the following procedures. The Employer shall give the Executive written notice ("Notice of Termination for Cause") of its intention to terminate the Executive's employment for Cause, setting forth in reasonable detail the specific conduct of the Executive that it considers to constitute Cause and the specific provision(s) of this Agreement on which it relies, and stating the date, time and place of the Board Meeting for Cause. The "Board Meeting for Cause" means a meeting of the Board at which the Executive's termination for Cause will be considered, that takes place not less than ten
(10) and not more than twenty (20) business days after the Executive receives the Notice of Termination for Cause. The Executive shall be given an opportunity, together with counsel, to be heard at the Board Meeting for Cause. The Executive's termination for Cause shall be effective when and if a resolution is duly adopted at the Board Meeting for Cause by a majority vote of the entire membership of the Board, stating that in the good faith opinion of the Board, the Executive is guilty of the conduct described in the Notice of Termination for Cause, and that such conduct constitutes Cause under this Agreement.

          D. On the date the Executive terminates his employment for "Good Reason." For purposes of this Agreement, "Good Reason" means:

               (1) the assignment to the Executive of any duties materially inconsistent in any respect with Paragraph 2 of this Agreement, or any other action by the Employer that results in a diminution in the Executive's position, authority, duties or responsibilities, other than an isolated, insubstantial and inadvertent action that is not taken in bad faith and is remedied by the Employer after receipt of notice thereof from the Executive;

               (2) any requirement by the Employer that the Executive's services be rendered primarily at a location or locations other than within the greater Chicago metropolitan area and for other than a de minimis period of time;

               (3) any breach of this Agreement by the Employer that is not remedied by the Employer within five (5) business days after receipt of notice thereof from the Executive, or as soon thereafter as may be commercially practicable;

               (4) any failure by the Employer to comply with any provision of Paragraph 5 of this Agreement, other than an isolated, insubstantial and inadvertent failure that is not taken in bad faith and is remedied by the Employer promptly after receipt of notice thereof from the Executive;

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               (5) any purported termination of the Executive's employment by the Employer for a reason or in a manner not expressly permitted by this Agreement;

               (6) the resignation by the Executive following a "Change in Control." A "Change in Control" shall be deemed to occur on the earliest of (a) the acquisition by any entity, person, or group of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, of more than 50% of the outstanding capital stock of the Employer entitled to vote for the election of directors ("Voting Stock"); (b) the completion by any entity, person, or group (other than the Employer or a subsidiary of the Employer) of the purchase of more than 50% of the outstanding Voting Stock of the Employer; (c) the effective time of (1) a merger or consolidation of the Employer with one or more corporations as a result of which the holders of the outstanding Voting Stock of the Employer immediately prior to such merger hold less than 50% of the Voting Stock of the surviving or resulting corporation, or (2) a transfer of substantially all of the property or assets of the Employer other than to an entity of which the Employer owns at least 80% of the Voting Stock; and (d) the election to the Board, without the recommendation or approval of the incumbent Board, of directors constituting a majority of the number of directors of the Employer then in office;

               (7) the entry against the Employer of any material, adverse finding or judgment (either from a financial reputation or other business perspective), in connection with any lawsuit, arbitration, regulatory action or investigation by any governmental agency or body based on any alleged act, omission, cause or thing occurring prior to the date of this Agreement;

               (8) the failure of the Employer to register Shares to be issued under Section 6 of Exhibits B and C within six (6) months after this Agreement is executed; or

               (9) the failure by the Employer to make provision for, or to timely pay or deposit, any federal, state or local employment or other taxes.

A termination of employment by the Executive for Good Reason shall be effectuated by giving the Employer written notice ("Notice of Termination for Good Reason") of the termination within three (3) months of the event constituting Good Reason, setting forth in reasonable detail the specific conduct of the Employer that constitutes Good Reason and the specific provisions of this Agreement on which Executive relies. In the event of a termination by the Executive for Good Reason following a Change in Control, the Executive shall provide the Employer with written notice within six (6) months of such Change in Control that he has decided to terminate his employment. A termination of employment by the Executive for Good Reason shall be effective on the fifth
(5th) business day following the date when the Notice of Termination for Good Reason is given, unless the notice sets forth a later date (which date shall in no event be later than thirty (30) business days after the notice is given).

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          E.  On the date the Executive terminates his employment for any reason, other than for the reason set forth in Paragraph 7D, provided that the Executive shall give the Employer ninety (90) days written notice prior to such date of his intention to terminate this Agreement.

          F. On the date the Employer terminates the Executive's employment for any reason, other than a reason set forth in Paragraph 7C, provided that the Employer shall give the Executive ninety (90) days written notice prior to such date of its intention to terminate this Agreement.

     8.  Compensation Upon Termination.

          A. If the Executive's services are terminated pursuant to Paragraph 7A, 7B, 7C or 7E, the Executive shall be entitled to his salary through his final date of active employment, plus any accrued but unused vacation pay. The Executive also shall be entitled to any benefits mandated under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) or required under the terms of any death, insurance, or retirement plan, program, or agreement provided by the Employer and to which the Executive is a party or in which the Executive is a participant, including, but not limited to, any short-term or long-term disability plan or program, if applicable.

          B. If the Executive's services are terminated pursuant to Paragraph 7D or 7F, the Executive shall be entitled to his salary through his final date of active employment, plus any accrued but unused vacation pay. The Executive also shall be entitled to the present value of his current base salary (as set forth in Paragraph 5A) for a period of twenty-four (24) months, payable in a single lump sum within thirty (30) calendar days of such termination (based upon a five percent (5%) discount rate), provided he signs an agreement that releases the Employer from actions, suits, claims, proceedings and demands related to the period of employment and/or the termination of employment (other than for compensation or indemnification provided under this Agreement). The Executive also shall be entitled to any benefits mandated under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) or required under the terms of any death, insurance, or retirement plan, program, or agreement provided by the Employer and to which the Executive is a party or in which the Executive is a participant.

          C. This Paragraph 8 shall not supersede or invalidate any severance benefit agreement or other benefit plans to which the Executive is a party or in which the Executive is a participant; provided, however, if a change in control shall occur (as defined in Section 280G(b)(2)(a)(i) of the Code), and a determination is made by legislation, regulation, ruling directed to the Executive or the Employer, or court decision, that the aggregate amount of any payment made to the Executive hereunder, or pursuant to any plan, program, or policy of the Employer in connection with, on account of, or as a result of, such change in control constitutes "excess parachute payments" under the Code that are subject to the excise tax provisions of Section 4999 of the Code, or any successor sections thereof, the Executive shall be entitled to receive from the Employer, in addition to any other amounts payable hereunder, an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all

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taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed thereon) and any excise tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the excise tax imposed. All determinations required to be made under this Paragraph 8, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by a certified public accounting firm designated by the Employer and reasonably acceptable to the Executive which is one of the five largest accounting firms in the United States (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Employer and the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been an excess parachute payment, or such earlier time as is requested by the Employer. All fees and expenses of the Accounting Firm shall be borne solely by the Employer. Any Gross-Up Payment, as determined pursuant to this Paragraph 8 shall be paid by the Employer to the Executive within five (5) business days of the receipt of the Accounting Firm's determination. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Employer should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the Employer exhausts its remedies hereunder and the Executive thereafter is required to make a payment of any excise tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Employer to or for the benefit of the Executive. The Executive shall notify the Employer in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Employer of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Employer of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which he gives such notice to the Employer (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Employer notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

          (1) give the Employer any information reasonably requested by the Employer relating to such claim;

          (2) take such action in connection with contesting such claim as the Employer shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Employer;

          (3) cooperate with the Employer in good faith in order effectively to contest such claim; and

          (4) permit the Employer to participate in any proceedings relating to such claim;

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provided, however, that the Employer shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any excise tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provision of this Paragraph 8C, the Employer shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Employer shall determine. Notwithstanding anything herein to the contrary, if, after the receipt by the Executive of an amount advanced by the Employer pursuant to this Paragraph 8C, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Employer's substantial compliance with the requirements of this Paragraph 8C) promptly pay to the Employer the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Employer pursuant to Paragraph 8C, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Employer does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

     9. Protective Covenants. The Executive acknowledges and agrees that solely by virtue of his employment by, and relationship with, the Employer, he has acquired and will continue to acquire "Confidential Information", as hereinafter defined, and that, but for his association with the Employer, the Executive will not have had access to said Confidential Information. In return for the consideration described in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as a condition precedent to the Employer entering into this Agreement, and as an inducement to the Employer to do so, the Executive hereby represents, warrants, and covenants as follows:

          A. The Executive has executed and delivered this Agreement as his free and voluntary act, after having determined that the provisions contained herein are of a material benefit to him, and that the duties and obligations imposed on him hereunder are fair and reasonable and will not prevent him from earning a comparable livelihood following the termination of his employment with the Employer;

          B. The Executive has read and fully understands the terms and conditions set forth herein, has had time to reflect on and consider the benefits and consequences of entering into this Agreement, and has had the opportunity to review the terms hereof with an attorney or other representative, if he so chooses;

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          C.  The execution and delivery of this Agreement by the Executive does not conflict with, or result in a breach of or constitute a default under, any agreement or contract, whether oral or written, to which the Executive is a party or by which the Executive may be bound;

          D. The Executive agrees that, during the time of his employment and for a period of six (6) months after the termination of the Executive's employment hereunder for any reason whatsoever or for no reason, whether voluntary or involuntary, the Executive will not, except on behalf of the Employer, solicit, on his own behalf or on behalf of any other person, the services of any person who is an employee of the Employer, nor solicit any of the Employer's employees to terminate employment with the Employer, provided, however, the Executive may hire employees of the Employer who initiated contact with the Executive and have announced their intent to terminate their employment with the Employer;

          E. The Executive agrees that both during his employment and thereafter the Executive will not, for any reason whatsoever, use for himself or disclose to any person not employed by the Employer any "Confidential Information" of the Employer acquired by the Executive during his relationship with the Employer. The Executive further agrees to use Confidential Information solely for the purpose of performing duties with the Employer and further agrees not to use Confidential Information for his own private use or commercial purposes or in any way detrimental to the Employer. The Executive agrees that "Confidential Information" includes but is not limited to: (1) any financial, business, planning, operations, services, potential services, products, potential products, technical information and/or know-how, formulas, production, purchasing, marketing, sales, personnel, customer, broker, supplier, or other information of the Employer; (2) any papers, data, records, processes, methods, techniques, systems, models, samples, devices, equipment, compilations, invoices, customer lists, or documents of the Employer; (3) any confidential information or trade secrets of any third party provided to the Employer in confidence or subject to other use or disclosure restrictions or limitations; and (4) any other information, written, oral, or electronic, whether existing now or at some time in the future, whether pertaining to current or future developments, which pertains to the Employer's affairs or interests or with whom or how the Employer does business. The Employer acknowledges and agrees that Confidential Information does not include (1) information properly in the public domain, or (2) information in the Executive's possession prior to the date of his original employment with the Employer;

          F. During and after the term of employment hereunder, the Executive will not remove from the Employer's premises any documents, records, files, notebooks, correspondence, computer printouts, computer programs, computer software, price lists, microfilm, or other similar documents containing Confidential Information, including copies thereof, whether prepared by him or others, except as his duty shall require, and in such cases, will promptly return such items to the Employer. Upon termination of his employment with the Employer, all such items including summaries or copies thereof, then in the Executive's possession, shall be returned to the Employer immediately;

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          G.  The Executive recognizes and agrees that all ideas, inventions, enhancements, plans, writings, and other developments or improvements (the "Inventions") conceived by the Executive, alone or with others, during the term of his employment, whether or not during working hours, that are within the scope of the Employer's business operations or that relate to any of the Employer's work or projects, are the sole and exclusive property of the Employer. The Executive further agrees that (1) he will promptly disclose all Inventions to the Employer and hereby assigns to the Employer all present and future rights he has or may have in those Inventions, including without limitation those relating to patent, copyright, trademark or trade secrets; and
(2) all of the Inventions eligible under the copyright laws are "work made for hire." At the request of and without charge to the Employer, the Executive will do all things deemed by the Employer to be reasonably necessary to perfect title to the Inventions in the Employer and to assist in obtaining for the Employer such patents, copyrights or other protection as may be provided under law and desired by the Employer, including but not limited to executing and signing any and all relevant applications, assignments or other instruments. Notwithstanding the foregoing, pursuant to the Employee Patent Act, Illinois Public Act 83-493, the Employer hereby notifies the Executive that the provisions of this Paragraph 9 shall not apply to any Inventions for which no equipment, supplies, facility or trade secret information of the Employer was used and which were developed entirely on the Executive's own time, unless (1) the Invention relates (i) to the business of the Employer, or (ii) to actual or demonstrably anticipated research or development of the Employer, or (2) the Invention results from any work performed by the Executive for the Employer;

          H. The Executive acknowledges and agrees that all customer lists, supplier lists, and customer and supplier information, including, without limitation, addresses and telephone numbers, are and shall remain the exclusive property of the Employer, regardless of whether such information was developed, purchased, acquired, or otherwise obtained by the Employer or the Executive. The Executive agrees to furnish to the Employer on demand at any time during the term of this Agreement, and upon termination of this Agreement, his complete list of the correct names and places of business and telephone numbers of all of its customers served by him, including all copies thereof wherever located. The Executive further agrees to immediately notify the Employer of the name and address of any new customer, and report all changes of a location of old customers, so that upon the termination of this Agreement, the Employer will have a complete list of the correct names and addresses of all of its customers with which the Executive has had dealings. The Executive also agrees to furnish to the Employer on demand at any time during the term of this Agreement, and upon the termination of this Agreement, any other records, notes, computer printouts, computer programs, computer software, price lists, microfilm, or any other documents related to the Employer's business, including originals and copies thereof; and

          I. It is agreed that any breach or anticipated or threatened breach of any of the Executive's covenants contained in this Paragraph 9 will result in irreparable harm and continuing damages to the Employer and its business and that the Employer's remedy at law for any such breach or anticipated or threatened breach will be inadequate and, accordingly, in addition to any and all other remedies that may be available to the Employer at law or in equity in such event, any court of competent jurisdiction may issue a decree of specific performance or issue a temporary and permanent injunction, without the necessity of the Employer posting bond or furnishing other security and without proving special damages or irreparable injury, enjoining and restricting the breach, or threatened breach, of any such covenant, including, but not limited to, any injunction restraining the Executive from disclosing, in whole or part, any Confidential Information. The Executive acknowledges the truthfulness of all factual statements in this Agreement and agrees that he is estopped from and will not make any factual statement in any proceeding that is contrary to this Agreement or any part thereof.

     10. Notices. Any and all notices required in connection with this Agreement shall be deemed adequately given only if in writing and (a) personally delivered, or sent by first class, registered or certified mail, postage prepaid, return receipt requested, or by recognized overnight courier, (b) sent by facsimile, provided a hard copy is mailed on that date to the party for whom such notices are intended, or (c) sent by other means at least as fast and reliable as first class mail. A written notice shall be deemed to have been given to the recipient party on the earlier of (a) the date it shall be delivered to the address required by this Agreement; (b) the date delivery shall have been refused at the address required by this Agreement; (c) with respect to notices sent by mail or overnight courier, the date as of which the Postal Service or overnight courier, as the case may be, shall have indicated such notice to be undeliverable at the address required by this Agreement; or (d) with respect to a facsimile, the date on which the facsimile is sent and receipt of which is confirmed. Any and all notices referred to in this Agreement, or which either party desires to give to the other, shall be addressed to his residence in the case of the Executive, or to its principal office in the case of the Employer.

     11. Waiver of Breach. A waiver by the Employer of a breach of any provision of this Agreement by the Executive shall not operate or be construed as a waiver or estoppel of any subsequent breach by the Executive. No waiver shall be valid unless in writing and signed by an authorized officer of the Employer.

     12. Assignment. The Executive acknowledges that the services to be rendered by him are unique and personal. Accordingly, the Executive may not assign any of his rights or delegate any of his duties or obligations under this Agreement. The rights and obligations of the Employer under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Employer .

     13. Entire Agreement. This Agreement sets forth the entire and final agreement and understanding of the parties and contains all of the agreements made between the parties with respect to the subject matter hereof. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto, with respect to the subject matter hereof. No change or modification of this Agreement shall be valid unless in writing and signed by the Employer and the Executive. If any provision of this Agreement shall be found invalid or unenforceable for any reason, in whole or in part, then such provision shall be deemed modified, restricted, or reformulated to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified, restricted, or reformulated or as if such provision had not been originally incorporated herein, as the case may be. The parties further agree to seek a lawful substitute for any provision found to be unlawful; provided, that, if the parties are unable to agree upon a lawful substitute, the parties desire and request that a court or other authority called upon to decide the enforceability of this Agreement modify those restrictions in this Agreement that, once modified, will result in an agreement that is enforceable to the maximum extent permitted by the law in existence at the time of the requested enforcement.

     14. Headings. The headings in this Agreement are inserted for convenience only and are not to be considered a construction of the provisions hereof.

     15. Execution of Agreement. This Agreement may be executed in several counterparts, each of which shall be considered an original, but which when taken together, shall constitute one agreement.

     16. Recitals. The recitals to this Agreement are incorporated herein as an integral part hereof and shall be considered as substantive and not precatory language.

     17. Fees. The Employer agrees to reimburse the Executive for any reasonable attorneys' fees or other expenses incurred by the Executive in connection with the negotiation, preparation and review of this Agreement.

     18. Indemnification. To the fullest extent permitted by law, the Employer agrees to indemnify the Executive against, and to hold the Executive harmless from any and all claims, lawsuits, losses, damages, assessments, penalties, expenses, costs and liabilities of any kind or nature, including without limitation, court costs and attorneys' fees, which the Executive may sustain directly as a result of, or in connection with, the Employer's breach or violation of any provision of this Agreement or any other act or omission by Employer or its employees or any suit or other proceeding brought by a third party (including but not limited to governmental or regulatory agencies or bodies) in connection with the foregoing or in connection with any act or omission of the Executive while he was employed or serves as an officer or director of the Employer or any affiliate thereof, unless such claim, lawsuit, loss, damage, assessment, penalty, expense, cost or liability is the result of the Executive's gross negligence or willful misconduct.

     19. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without reference to its conflict of law provisions. Any and all disputes arising under this Agreement, other than a dispute arising under Paragraph 9, initially shall be referred by the parties hereto to non-binding mediation for resolution. If such mediation is unsuccessful in resolving the dispute (or in the context of Paragraph 9 hereof), any court action commenced to enforce this Agreement shall have as its sole and exclusive venue the County of Cook, Illinois.

     IN WITNESS WHEREOF, the parties have set their signatures on the date first written above.

EMPLOYER:                                 EXECUTIVE:

SYSTEM SOFTWARE ASSOCIATES,
INC.,

a Delaware corporation
                                                    /s/ Robert R. Carpenter
                                          --------------------------------------
                                                      Robert R. Carpenter

By:  /s/ William N. Weaver, Jr.
Its:  Director/Assistant Secretary

                                   EXHIBIT A
                                   ---------

                       SYSTEM SOFTWARE ASSOCIATES, INC.
                      NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT is made effective this 13th day of September, 1999 between System Software Associates, Inc., a Delaware corporation (the "Company"), and Robert R. Carpenter (the "Optionee").

     WHEREAS, the Company desires to grant to the Optionee an option to purchase shares of its common capital stock (the "Shares") under the Company's Long-Term Incentive Plan (the "Plan"); and

     WHEREAS, the Company and the Optionee understand and agree that any terms used herein have the same meanings as in the Plan (the Optionee being referred to in the Plan as a "Participant").

     NOW, THEREFORE, in consideration of the following mutual covenants and for other good and valuable consideration, the parties agree as follows:

1.  GRANT OF OPTION

     The Company grants to the Optionee the right and Option to purchase all or any part of an aggregate of 50,000 Shares (the "Option") on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Optionee acknowledges receipt of a copy of the Plan and acknowledges that the definitive records pertaining to the grant of this Option, and exercises of rights hereunder, shall be retained by the Company. The Option granted herein is intended to be a Nonstatutory Option as defined in the Plan.

2.  PURCHASE PRICE

     The purchase price of the Shares subject to the Option shall be Four Dollars ($4.00) per Share, the Fair Market Value of the Shares at the close of business on September 13, 1999.

3.  EXERCISE OF OPTION

     Subject to the Plan and this Agreement, the Option shall be exerciseable in its entirety effective immediately. The Option shall expire on, and shall be exercised (if at all) prior to the first to occur of:



          (a)  September 12, 2009;

     (b) Ninety (90) days after the date on which the Optionee shall cease, for any reason or cause whatsoever, and without regard to such reason or cause (except as set forth in

          (c) and (d) below) to be an employee of, or consultant to, the Company or any affiliate or subsidiary thereof;

     (c) The date the Optionee's employment is terminated, if it is terminated for "Cause" as that term is defined in the Optionee's Employment Agreement (the "Employment Agreement") with the Company made and entered into effective as of the 13th day of September, 1999; or

     (d) Twelve months from the date the Optionee's employment is terminated, if it is terminated pursuant to Paragraph 7B of the Employment Agreement, in which case the Option, to the extent it is otherwise exerciseable on the date the Optionee's employment is terminated, may be exercised by the Optionee or his legal representative or estate within such twelve month period.

     Upon expiration of the Option without it having been duly exercised, the Option shall be and become null, void, and of no further effect.

4.  EXERCISE OF OPTION AND ISSUANCE OF STOCK

     The Option may be exercised in whole or in part (to the extent that it is exerciseable in accordance with its terms) by giving written notice (or any other approved form of notice) to the Company. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain the warranty, if any, required under the Plan and shall specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased, at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option, and shall otherwise comply with the terms and conditions of this Agreement and the Plan. On the date specified in such written notice (which date may be extended by the Company if any law or regulation requires the Company to take any action with respect to the Shares prior to the issuance thereof), the Company shall accept payment for the Shares and shall deliver to the Optionee an appropriate certificate or certificates for the Shares as to which the Option was exercised.

     The Option price of any Shares shall be payable at the time of exercise as determined by the Company in its sole discretion either:

     (a)  in cash, by certified check or bank check, or by wire transfer; or

     (b) in whole shares of the Company's common stock, provided, however, that if such shares were acquired pursuant to an incentive stock option plan (as defined in Code Section 422) of the Company or Affiliate, then the applicable holding period requirements of said Section 422 have been met with respect to such shares, and, provided further, that if the Optionee is subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended from time to time, then, if (i) such shares were granted pursuant to an option, then such option must have been granted at least six (6) months prior to the exercise of the Option hereunder, and (ii) such shares were purchased other than through the grant and exercise of an option, such shares were owned by the Optionee for more than six (6) months prior to the exercise of the Option hereunder; or

     (c)  in any combination of (a) or (b) above.

     The fair market value of the stock to be applied toward the purchase price shall be determined as of the date of exercise of the Option in a manner consistent with the determination of fair market value with respect to the grant of an Option under the Plan. Any certificate for shares of outstanding stock of the Company used to pay the purchase price shall be accompanied by a stock power duly endorsed in blank by the registered holder of the certificate, with signature guaranteed in the event the certificate shall also be accompanied by instructions from the Optionee to the Company's transfer agent with respect to disposition of the balance of the shares covered thereby.

     The Company shall pay all original issue taxes with respect to the issuance of Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith. The holder of this Option shall have the rights of a stockholder only with respect to those Shares covered by the Option which have been registered in the holder's name in the share register of the Company upon the due exercise of the Option.

5.  NON-ASSIGNABILITY

     This Option shall not be transferable by the Optionee and shall be exerciseable only by the Optionee, except as the Plan may otherwise provide.

6.  NOTICES

     Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, addressed as follows:

     To the Company:   System Software Associates, Inc.
                       500 West Madison
                       Chicago, Illinois  60661
                       Attn:  Long-Term Incentive Plan Award Committee

     To the Optionee:  Robert R. Carpenter
                       c/o System Software Associates, Inc.
                       500 W. Madison St.
                       Chicago, IL  60661

     With a copy to:  David S. Barritt
                      Chapman and Cutler
                      111 W. Monroe St.
                      Chicago, IL  60603

     or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.

7.  GOVERNING LAW

     This Agreement shall be construed and enforced in accordance with the laws of the State of Illinois.

8.  BINDING EFFECT

     This Agreement shall (subject to the provisions of Section 5 hereof) be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed on their behalf, by their duly authorized representatives, all on the day and year first above written.


                                           SYSTEM SOFTWARE ASSOCIATES, INC.

                                           By: /s/ William N. Weaver, Jr.
                                             ----------------------------

                                           Its: Director/Assistant Secretary
                                                ----------------------------


                                           OPTIONEE

                                           /s/ Robert R. Carpenter
                                           ---------------------------
                                           Robert R. Carpenter

                                   EXHIBIT B
                                   ---------

                       SYSTEM SOFTWARE ASSOCIATES, INC.
                      NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT is made effective this 13th day of September, 1999 between System Software Associates, Inc., a Delaware corporation (the "Company"), and Robert R. Carpenter (the "Optionee").

     WHEREAS, in accordance with the terms of that certain Employment Agreement (the "Employment Agreement") as executed by and between the Company and the Optionee effective of even date herewith, the Company desires to grant to the Optionee an option to purchase shares of its common capital stock (the "Shares"); and

     WHEREAS, the grant hereunder shall not be under the Company's Long-Term Incentive Plan.

     NOW, THEREFORE, in consideration of the following mutual covenants and for other good and valuable consideration, the parties agree as follows:

1.   GRANT OF OPTION

     The Company grants to the Optionee the right and option to purchase all or any part of an aggregate of 750,000 Shares (the "Option") on the terms and conditions and subject to all the limitations set forth herein. The Optionee acknowledges that the definitive records pertaining to the grant of this Option, and exercises of rights hereunder, shall be retained by the Company. The Option granted herein is intended to be a nonstatutory option.

2.   PURCHASE PRICE

     The purchase price of the Shares subject to the Option shall be Four Dollars ($4.00) per Share, the fair market value of the Shares at the close of business on September 13, 1999.

3.   EXERCISE OF OPTION

     Subject to this Agreement, the Option shall be exerciseable as follows:

                                         EXERCISE PERIOD
                         Vesting                  Expiration
Number of Shares         Date                     Date
----------------         ------------------       ------------------
150,000                  September 13, 1999       September 12, 2009
150,000                  September 13, 2000       September 12, 2009
150,000                  September 13, 2001       September 12, 2009
150,000                  September 13, 2002       September 12, 2009
150,000                  September 13, 2003       September 12, 2009


     Notwithstanding anything in this Paragraph 3 to the contrary, the Shares subject to the Option shall be exercisable, as described below, upon the following events (if such events occur sooner than the dates set forth above):

     (a) Upon a "Change in Control," as such term is defined in Paragraph 7D(6) of the Employment Agreement, all Shares not then exercisable shall immediately become exerciseable and shall be exercisable in accordance with the terms of the Plan.

     (b) (i) Upon the first date that the closing sales price of the Common Stock as reported on the NASDAQ National Market System shall have been equal to or in excess of $7.00 per share, as adjusted for stock splits or stock dividends, for any sixty (60) Trading Days (as defined below) out of any consecutive ninety (90) calendar days during the period beginning on September 13, 1999 and ending on September 12, 2003 (the "Option Acceleration Period"), 300,000 Shares in the aggregate shall be exerciseable, whether or not they were previously exercisable in accordance with the Exercise Period set forth above. Such adjustment to the Exercise Period shall occur only upon the initial attainment of such sixty-day share price during any ninety (90) consecutive calendar day period. A "Trading Day" shall be defined as any day on which the principal national securities exchange or market quotation system on which the Common Stock is then listed or admitted for trading is open.

          (ii) Upon the first date that the closing sales price of the Common Stock as reported on the NASDAQ National Market System shall have been equal to or in excess of $15.00 per share, as adjusted for stock splits or stock dividends, for sixty (60) Trading Days out of any consecutive ninety (90) calendar days during the Option Acceleration Period, 450,000 Shares in the aggregate shall be exerciseable, whether or not they were previously exercisable in accordance with the Exercise

          Period set forth above. Such adjustment to the Exercise Period shall occur only upon the initial attainment of such sixty-day share price during any ninety (90) consecutive calendar day period.

          (iii) Upon the first date that the closing sales price of the Common Stock as reported on the NASDAQ National Market Systems shall have been equal to or in excess of $20.00 per share, as adjusted for stock splits or stock dividends, for sixty (60) Trading Days out of any consecutive ninety (90) calendar days during the Option Acceleration Period, 600,000 Shares in the aggregate shall be exercisable, whether or not they were previously exercisable in accordance with the Exercise Period set forth above. Such adjustment to the Exercise Period shall occur only upon the initial attainment of such sixty-day share price during any ninety (90) consecutive calendar day period.

          (iv) Upon the first date that the closing sales price of the Common Stock as reported on the NASDAQ National Market Systems shall have been equal to or in excess of $25.00 per share, as adjusted for stock splits or stock dividends, for sixty (60) Trading Days out of any consecutive ninety (90) calendar days during the Option Acceleration Period, the remaining Shares of the Option, if otherwise unexercisable at such time, shall become exerciseable.

     Except as set forth in subparagraph 3(a) above in the event of a Change in Control, any Option, to the extent not yet vested in accordance with the Exercise Period set forth above, shall expire on the date the Optionee's employment is terminated. Any Option that is vested in accordance with the Exercise Period set forth above shall expire on, and shall be exercised (if at all) prior to the first to occur of:

          (a)  September 12, 2009;

     (b) Ninety (90) days after the date on which the Optionee shall cease, for any reason or cause whatsoever, and without regard to such reason or cause (except as set forth in (c) and (d) below) to be an employee of, or consultant to, the Company or any affiliate or subsidiary thereof;

     (c) The date the Optionee's employment is terminated, if it is terminated for "Cause" as that term is defined in the Employment Agreement; or

     (d) Twelve months from the date the Optionee's employment is terminated, if it is terminated pursuant to Paragraph 7B of the Employment Agreement, in which case the Option, to the extent it is otherwise exerciseable on the date the Optionee's employment is terminated, may be exercised by the Optionee or his legal representative or estate within such twelve month period.

     Upon expiration of the Option without it having been duly exercised, the Option shall be and become null, void, and of no further effect.

4.   EXERCISE OF OPTION AND ISSUANCE OF STOCK

     The Option may be exercised in whole or in part (to the extent that it is exerciseable in accordance with its terms) by giving written notice (or any other approved form of notice) to the Company. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, and shall specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased, at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option, and shall otherwise comply with the terms and conditions of this Agreement. On the date specified in such written notice (which date may be extended by the Company if any law or regulation requires the Company to take any action with respect to the Shares prior to the issuance thereof), the Company shall accept payment for the Shares and shall deliver to the Optionee an appropriate certificate or certificates for the Shares as to which the Option was exercised.

     The Option price of any Shares shall be payable at the time of exercise as determined by the Company in its sole discretion either:

     (a)  in cash, by certified check or bank check, or by wire transfer; or

     (b) in whole shares of the Company's common stock, provided, however, that if such shares were acquired pursuant to an incentive stock option plan (as defined in Code Section 422) of the Company or Affiliate, then the applicable holding period requirements of said Section 422 have been met with respect to such shares, and, provided further, that if the Optionee is subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended from time to time, then, if (i) such shares were granted pursuant to an option, then such option must have been granted at least six (6) months prior to the exercise of the Option hereunder, and (ii) such shares were purchased other than through the grant and exercise of an option, such shares were owned by the Optionee for more than six (6) months prior to the exercise of the Option hereunder; or

     (c)  in any combination of (a) or (b) above.

     The fair market value of the stock to be applied toward the purchase price shall be determined as of the date of exercise of the Option. Any certificate for shares of outstanding stock of the Company used to pay the purchase price shall be accompanied by a stock power duly endorsed in blank by the registered holder of the certificate, with signature guaranteed in the event the certificate shall also be accompanied by instructions from the Optionee to the Company's transfer agent with respect to disposition of the balance of the shares covered thereby.

     The Company shall pay all original issue taxes with respect to the issuance of Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith. The holder of this Option shall have the rights of a stockholder only with respect to those Shares covered by the Option which have been registered in the holder's name in the share register of the Company upon the due exercise of the Option.

5.   REPRESENTATIONS AND COVENANTS OF THE OPTIONEE

     In connection with the grant of the Option hereunder, the Optionee represents and warrants to the Company that:

     (a) The Shares subject to the Option under this Agreement shall be acquired for the Optionee's own account and not with a view to, or present intention of, distribution in violation of the Securities Act of 1933 (the "1933 Act") or any applicable state securities laws, and the Shares will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

     (b) The Optionee is sophisticated in financial matters and is able to evaluate the risks and benefits of the Option and the Shares.

     (c) The Optionee acknowledges that he is able to bear the economic risk of the exercise of the Option for an indefinite period of time, because the Shares have not been registered under the 1933 Act and, therefore, cannot be resold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

     (d) The Optionee has had an opportunity to ask questions and receive answers concerning the terms and conditions of the grant of the Option and has had full access to such information concerning the Company as he has requested.

     (e) The Optionee has the full right, power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligations of the Optionee enforceable against him in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally, now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

     (f) The Optionee is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or delivery of this Agreement by him or the consummation of the transactions contemplated hereby.

6.   REGISTRATION

     The Optionee understands that the Shares are not currently being registered under the 1933 Act by reason of their contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act pursuant to Section 4(2) thereof. The

     Optionee further agrees that he will not sell or otherwise dispose of the Shares unless such sale or other disposition has been registered or is exempt from registration under the 1933 Act and has been registered or qualified or is exempt from registration or qualification under applicable securities laws of any state. The Optionee understands that a restrictive legend consistent with the foregoing, and as set forth in Paragraph 8, will be placed on the certificates evidencing the Shares, and related stop transfer instructions will be noted in the stock transfer records of the Company and/or its stock transfer agent for the Shares. The foregoing notwithstanding, the Company agrees that it will use all reasonable efforts to cause a registration of the Shares obtained by the Optionee through the exercise of all or any portion of the Option to be declared effective within two (2) months after the date of this Agreement.

7.   WITHHOLDING

     The Company shall have the power and right to deduct or withhold, or require the Optionee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any grant made under or as a result of this Agreement. In the alternative, upon any taxable event hereunder, the Optionee may elect, subject to Company approval, to satisfy the withholding requirement in whole or in part, by having the Company withhold Shares that would otherwise be transferred to the Optionee having a fair market value, on the date the tax is to be determined, equal to the minimum marginal tax that could be imposed on the transaction. All elections shall be made in writing and signed by the Optionee.

8.   LEGEND

     The Optionee shall be bound by the provisions of the following legend (or similar legend) which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to the grant of the Option hereunder.

          "The shares represented by this certificate have been acquired for investment and they may not be sold or otherwise transferred by any person in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

9.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividends payable in capital stock, or the like, appropriate adjustments to prevent dilution or enlargement of the Shares granted to, or available for, the Optionee shall be made in the manner and kind of Shares granted hereunder.

10.  NON-ASSIGNABILITY

     This Option shall not be transferable by the Optionee and shall be exerciseable only by the Optionee, except as the Board of Directors may otherwise provide.

11.  NOTICES

     Any notices required or permitted by the terms of this Agreement shall be given by registered or certified mail, return receipt requested, addressed as follows:

     To the Company:  System Software Associates, Inc.
                      500 West Madison
                      Chicago, Illinois  60661
                      Attn:  Board of Directors

     To the Optionee: Robert R. Carpenter
                      c/o System Software Associates, Inc.
                      500 W. Madison St.
                      Chicago, IL  60661

     With a copy to:  David S. Barritt
                      Chapman and Cutler
                      111 W. Monroe St.
                      Chicago, IL  60603

     or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.

12.  GOVERNING LAW

     This Agreement shall be construed and enforced in accordance with the laws of the State of Illinois.

13.  BINDING EFFECT

     This Agreement shall (subject to the provisions of Section 10 hereof) be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed on their behalf, by their duly authorized representatives, all on the day and year first above written.


                                  SYSTEM SOFTWARE ASSOCIATES, INC.

                                  By:      /s/ William N. Weaver, Jr.
                                     ------------------------------------

                                  Its:   Director/Assistant Secretary
                                      -----------------------------------


                                  OPTIONEE

                                      /s/ Robert R. Carpenter
                                  -----------------------------
                                  Robert R. Carpenter

                                   EXHIBIT C
                                   ---------

                        SYSTEM SOFTWARE ASSOCIATES, INC.
                      NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT is made effective this 13th day of September, 1999 between System Software Associates, Inc., a Delaware corporation (the "Company"), and Robert R. Carpenter (the "Optionee").

     WHEREAS, in accordance with the terms of that certain Employment Agreement (the "Employment Agreement") as executed by and between the Company and the Optionee effective of even date herewith, the Company desires to grant to the Optionee an option to purchase shares of its common capital stock (the "Shares"); and

     WHEREAS, the grant hereunder shall not be under the Company's Long-Term Incentive Plan.

     NOW, THEREFORE, in consideration of the following mutual covenants and for other good and valuable consideration, the parties agree as follows:

1.   GRANT OF OPTION

     The Company grants to the Optionee the right and option to purchase all or any part of an aggregate of 200,000 Shares (the "Option") on the terms and conditions and subject to all the limitations set forth herein. The Optionee acknowledges that the definitive records pertaining to the grant of this Option, and exercises of rights hereunder, shall be retained by the Company. The Option granted herein is intended to be a nonstatutory option.

2.   PURCHASE PRICE

     The purchase price of the Shares subject to the Option shall be Ten Dollars ($10.00) per Share.

3.   EXERCISE OF OPTION

     Subject to this Agreement, the Option shall be exerciseable as follows:

                                           EXERCISE PERIOD

                         Vesting                 Expiration
Number of Shares         Date                    Date
----------------         ------------------      ------------------
200,000                  September 13, 2003      September 12, 2009

     Notwithstanding anything in this Paragraph 3 to the contrary, the Shares subject to the Option shall be exercisable, as described below, upon the following events:

     (a) Upon a "Change in Control," as such term is defined in Paragraph 7D(6) of the Employment Agreement, all Shares not then exercisable shall immediately become exerciseable and shall be exercisable in accordance with the terms of the Plan.

     (b) Upon the first date that the closing sales price of the Common Stock as reported on the NASDAQ National Market System shall have been equal to or in excess of $40.00 per share, as adjusted for stock splits or stock dividends, for any sixty (60) Trading Days (as defined below) out of any consecutive ninety (90) calendar days during the period beginning on September 13, 1999 and ending on September 12, 2003 (the "Option Acceleration Period"), all Shares subject to the option shall be exerciseable, whether or not they were previously exercisable in accordance with the Exercise Period set forth above. Such adjustment to the Exercise Period shall occur only upon the initial attainment of such sixty-day share price during any ninety (90) consecutive calendar day period. A "Trading Day" shall be defined as any day on which the principal national securities exchange or market quotation system on which the Common Stock is then listed or admitted for trading is open.

     Except as set forth in subparagraph 3(a) above in the event of a Change in Control, the Option shall expire on, and shall be exercised (if at all) prior to the first to occur of:



          (a)  September 12, 2009;

     (b) Ninety (90) days after the date on which the Optionee shall cease, for any reason or cause whatsoever, and without regard to such reason or cause (except as set forth in (c) and (d) below) to be an employee of, or consultant to, the Company or any affiliate or subsidiary thereof;

     (c) The date the Optionee's employment is terminated, if it is terminated for "Cause" as that term is defined in the Employment Agreement; or

     (d) Twelve months from the date the Optionee's employment is terminated, if it is terminated pursuant to Paragraph 7B of the Employment Agreement, in which case the Option, to the extent it is otherwise exerciseable on the date the Optionee's employment is terminated, may be exercised by the Optionee or his legal representative or estate within such twelve month period.

     Upon expiration of the Option without it having been duly exercised, the Option shall be and become null, void, and of no further effect.



4.   EXERCISE OF OPTION AND ISSUANCE OF STOCK

     The Option may be exercised in whole or in part (to the extent that it is exerciseable in accordance with its terms) by giving written notice (or any other approved form of notice) to the Company. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, and shall specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten
     (10) days after the date of such written notice, as the date on which the Shares will be purchased, at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option, and shall otherwise comply with the terms and conditions of this Agreement. On the date specified in such written notice (which date may be extended by the Company if any law or regulation requires the Company to take any action with respect to the Shares prior to the issuance thereof), the Company shall accept payment for the Shares and shall deliver to the Optionee an appropriate certificate or certificates for the Shares as to which the Option was exercised.

     The Option price of any Shares shall be payable at the time of exercise as determined by the Company in its sole discretion either:

     (a)  in cash, by certified check or bank check, or by wire transfer; or

     (b) in whole shares of the Company's common stock, provided, however, that if such shares were acquired pursuant to an incentive stock option plan (as defined in Code Section 422) of the Company or Affiliate, then the applicable holding period requirements of said Section 422 have been met with respect to such shares, and, provided further, that if the Optionee is subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended from time to time, then, if (i) such shares were granted pursuant to an option, then such option must have been granted at least six (6) months prior to the exercise of the Option hereunder, and (ii) such shares were purchased other than through the grant and exercise of an option, such shares were owned by the Optionee for more than six (6) months prior to the exercise of the Option hereunder; or

     (c)  in any combination of (a) or (b) above.

     The fair market value of the stock to be applied toward the purchase price shall be determined as of the date of exercise of the Option. Any certificate for shares of outstanding stock of the Company used to pay the purchase price shall be accompanied by a stock power duly endorsed in blank by the registered holder of the certificate, with signature guaranteed in the event the certificate shall also be accompanied by instructions from the Optionee to the Company's transfer agent with respect to disposition of the balance of the shares covered thereby.

     The Company shall pay all original issue taxes with respect to the issuance of Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith. The holder of this Option shall have the rights of a stockholder only with respect to those Shares covered by the Option which have been registered in the holder's name in the share register of the Company upon the due exercise of the Option.

5.   REPRESENTATIONS AND COVENANTS OF THE OPTIONEE

     In connection with the grant of the Option hereunder, the Optionee represents and warrants to the Company that:

     (a) The Shares subject to the Option under this Agreement shall be acquired for the Optionee's own account and not with a view to, or present intention of, distribution in violation of the Securities Act of 1933 (the "1933 Act") or any applicable state securities laws, and the Shares will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

     (b) The Optionee is sophisticated in financial matters and is able to evaluate the risks and benefits of the Option and the Shares.

     (c) The Optionee acknowledges that he is able to bear the economic risk of the exercise of the Option for an indefinite period of time, because the Shares have not been registered under the 1933 Act and, therefore, cannot be resold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

     (d) The Optionee has had an opportunity to ask questions and receive answers concerning the terms and conditions of the grant of the Option and has had full access to such information concerning the Company as he has requested.

     (e) The Optionee has the full right, power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligations of the Optionee enforceable against him in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally, now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

     (f) The Optionee is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or delivery of this Agreement by him or the consummation of the transactions contemplated hereby.

6.   REGISTRATION

     The Optionee understands that the Shares are not currently being registered under the 1933 Act by reason of their contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act pursuant to Section 4(2) thereof. The Optionee further agrees that he will not sell or otherwise dispose of the Shares unless such sale or other disposition has been registered or is exempt from registration under the 1933 Act and has been registered or qualified or is exempt from registration or qualification under applicable securities laws of any state. The Optionee understands that a restrictive legend consistent with the foregoing, and as set forth in Paragraph 8, will be placed on the certificates evidencing the Shares, and related stop transfer instructions will be noted in the stock transfer records of the Company and/or its stock transfer agent for the Shares. The foregoing notwithstanding, the Company agrees that it will use all reasonable efforts to cause a registration of the Shares obtained by the Optionee through the exercise of all or any portion of the Option to be declared effective within two (2) months after the date of this Agreement.

7.   WITHHOLDING

     The Company shall have the power and right to deduct or withhold, or require the Optionee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any grant made under or as a result of this Agreement. In the alternative, upon any taxable event hereunder, the Optionee may elect, subject to Company approval, to satisfy the withholding requirement in whole or in part, by having the Company withhold Shares that would otherwise be transferred to the Optionee having a fair market value, on the date the tax is to be determined, equal to the minimum marginal tax that could be imposed on the transaction. All elections shall be made in writing and signed by the Optionee.

8.   LEGEND

     The Optionee shall be bound by the provisions of the following legend (or similar legend) which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to the grant of the Option hereunder.

          "The shares represented by this certificate have been acquired for investment and they may not be sold or otherwise transferred by any person in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

9.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     In the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividends payable in capital stock, or the like, appropriate adjustments to prevent dilution or enlargement of the Shares granted to, or available for, the Optionee shall be made in the manner and kind of Shares granted hereunder.

10.  NON-ASSIGNABILITY

     This Option shall not be transferable by the Optionee and shall be exerciseable only by the Optionee, except as the Board of Directors may otherwise provide.

11.  NOTICES

     Any notices required or permitted by the terms of this Agreement shall be given by registered or certified mail, return receipt requested, addressed as follows:

     To the Company:  System Software Associates, Inc.
                      500 West Madison
                      Chicago, Illinois  60661
                      Attn:  Board of Directors

     To the Optionee: Robert R. Carpenter
                      c/o System Software Associates, Inc.
                      500 W. Madison St.
                      Chicago, IL  60661

     With a copy to:  David S. Barritt
                      Chapman and Cutler
                      111 W. Monroe St.
                      Chicago, IL  60603

     or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.

12.  GOVERNING LAW

     This Agreement shall be construed and enforced in accordance with the laws of the State of Illinois.

13.  BINDING EFFECT

     This Agreement shall (subject to the provisions of Section 10 hereof) be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed on their behalf, by their duly authorized representatives, all on the day and year first above written.


                                  SYSTEM SOFTWARE ASSOCIATES, INC.

                                  By:   /s/ William N. Weaver, Jr.
                                     --------------------------------

                                  Its:  Director/Assistant Secretary
                                      -------------------------------


                                  OPTIONEE

                                      /s/ Robert R. Carpenter
                                  -----------------------------
                                  Robert R. Carpenter